Subsequent Events	12 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

17. Subsequent Events

On May 6, 2025, the Company made the payment of HK$6,250,000 to CR Entertainment and Production Limited, an exhibition service provider, in connection with the Exhibition Events Joint Investment Agreement, entered on February 14, 2025, by and between CTRL Solution and CR Entertainment and Production Limited, pursuant to which the exhibition partner shall coordinate and organize one event during the year ending March 31, 2026.

The Company evaluated all events and transactions that occurred after March 31, 2025 up through the date the Company issued the audited consolidated financial statements. Other than the event disclosed above, there was no other subsequent event occurred that would require recognition or disclosure in the Company’s audited consolidated financial statements.